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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference this Registration Statement on Form S-8 of our report dated January 25, 2000 relating to the financial statements and financial statement schedules, which appears in The Cobalt Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP
Seattle, Washington
September 6, 2000